Putnam
Research
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-03

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FROM THE TRUSTEES

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

It is indeed gratifying to report Putnam Research Fund's strong rebound for the fiscal year ended July 31, 2003. Compared with many other equity investments, its dip into the red in the recent market downturn was both moderate and relatively brief. Not only did your fund return positive results for the period, it also outperformed both its benchmark index and its Lipper peer group category average. You will find the details on the facing page.

The fund's performance for the fiscal year just ended and since its inception in 1995 speaks highly of the strategy upon which its management is based. While past performance can never be taken as an assurance of future results, we are confident that this approach may prove advantageous for shareholders seeking growth of capital. In the following report, your fund's management teams discuss the strategy and its results in detail during fiscal 2003 and offer their views on prospects for fiscal 2004.

The outlook for the new fiscal year appears bright, since market conditions suggest that better days may lie ahead for equity investors. What we told you at the midpoint of this fiscal year bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds

September 17, 2003


Report from Fund Management

Fund highlights

* For the annual period ended July 31, 2003, Putnam Research Fund's class A shares returned 12.73% at net asset value and 6.23% at public offering price.

* Due to differences in individual holdings and weightings, the fund at net asset value outperformed its benchmark, the S&P 500 Index, which returned 10.64%.

* The return for class A shares at net asset value outperformed the average return of the Lipper Large-Cap Core Funds category, which was 8.19%.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Putnam Research Fund's strategy of identifying stocks that appear likely to outperform the market was successful over the period, as evidenced by the fund's superior performance relative to the benchmark S&P 500 Index. We attribute the fund's outperformance to Putnam's rigorous research and ongoing analysis, which guide every buy and sell decision we make. Strong advances by selected holdings in the consumer, technology, and utilities sectors boosted returns. Our avoidance or sale of stocks that carried excessive risk, particularly in the health-care and communications services sectors, also contributed positively to performance. Our strategy seeks to capitalize on situations where the market places a different value on a stock than our research analysts do. This strategy is designed to be effective whether the market is going up or down. We remain committed to outpacing the benchmark by leveraging our stock selection expertise in each sector. We avoid strategies that rely on rotating between various industry sectors and trying to predict when the market will favor value, growth, large-cap or small-cap stocks.

FUND PROFILE

Putnam Research Fund seeks capital appreciation by investing primarily in common stocks recommended by members of Putnam's Global Equity Research Team. The portfolio typically invests in large U.S.-based companies believed to offer strong growth potential and may contain both growth and value stocks. The fund may be appropriate for investors seeking growth of capital.


Market overview

Equity valuations generally declined during the first three quarters of the fund's fiscal period. Volatility remained high, reflecting an extreme degree of uncertainty over world events. Speculation about the possibility of war with Iraq, tensions in the Middle East, the prospects of additional terrorist attacks in the United States, and economic weakness fostered caution. Investors were driven primarily by fear and flocked to fixed-income investments in search of greater stability. Across most sectors of the fixed-income market, investments rose in value as demand soared. Bond yields, which are inversely related to bond prices, dropped significantly. Businesses reported lackluster profits and, in the face of tepid economic indicators, were not in a spending mood. And yet, as the months wore on, sentiment shifted perceptibly to the positive side. Continuing low inflation, record low interest rates, the Federal Reserve Board's stimulative monetary policy, and the taxpayer-friendly Jobs and Growth Tax Relief Reconciliation Act of 2003 helped spur economic expansion. Second quarter annualized GDP growth was a higher-than-expected 2.4%. Uncertainty seemed to take a back seat as investors once again tested the equities market. All of the major U.S. equity indexes posted gains in the second quarter. The broad market, as measured by the S&P 500 Index, rallied enough between March and July to have posted a gain of nearly 11% for the annual period. As equities advanced, small-cap stocks beat large caps by a wide margin. Growth stocks outperformed value stocks, but not to a great degree. Meanwhile, a bond market selloff in June and July drove yields on 10-year Treasuries back up to where they were at the start of the fund's fiscal year. To date, the economic recovery has been modest, and we believe that it is likely to remain so.

-----------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/03
-----------------------------------------------------------------------
Equities
-----------------------------------------------------------------------
S&P 500 Index (broad stock market)                               10.64%
-----------------------------------------------------------------------
Russell 3000 Growth Index (large-company growth stocks)          12.67%
-----------------------------------------------------------------------
Russell 3000 Value Index (large-company value stocks)            11.29%
-----------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                        23.11%
-----------------------------------------------------------------------
Bonds
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                   5.42%
-----------------------------------------------------------------------
Lehman Government Bond Index (Treasury and agency bonds)          4.45%
-----------------------------------------------------------------------
JP Morgan Global High Yield Index (high-yield corporate bonds)   22.23%
-----------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/03.
-----------------------------------------------------------------------


Strategy overview

Our strategy remains fairly constant in all market environments. We seek to take advantage of differences between the market price and our estimate of the value of a company. We rely on Putnam's analysts, all specialists in their respective industries, to get to know corporate managements, to analyze each company's financial statements, to thoroughly understand its growth strategies, and to judge its viability in the context of the industry and economic setting. If our research indicates that a stock is worth more than the current market price, and is positioned attractively within its industry, we will add the stock to the fund's holdings -- always seeking to balance potential reward with risk. Certain stock picks may prove rewarding right away, but it is normal for the fund to hold a stock for 12 or even 18 months before the market fully recognizes its worth and bids the price up. We continuously monitor the fund's holdings and the universe of available stocks, watching for events that may alter our opinion about a company's prospects, fundamentals, or its attractiveness relative to other investments.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                       as of        as of
                      1/31/03      7/31/03

Pharmaceuticals        10.7%        9.3%

Retail                  9.1%        8.7%

Banking                 8.2%        7.9%

Software                4.9%        6.5%

Financial               5.2%        5.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The biggest contributor to returns over fiscal 2003 was Computer Associates. The company designs business-related software that is compatible with nearly every type of hardware and software on the market. Its products make data management more efficient, particularly in the areas of storage, computing, and security. Computer Associates seemed to appreciate on the mere absence of bad news, as investor concern over management and accounting issues began to abate and the stock's low price and competitive market position came into focus.

The portfolio's second best-performing stock was Hewlett-Packard, whose merger with Compaq Computer in 2002, in our view, created a stronger, more diversified company. HP's range of products includes printers, scanners, digital cameras, imaging devices, and computers. Walter Hewlett campaigned tirelessly to prevent the merger on the grounds that it would be detrimental to shareholders, yet our research suggested otherwise. We believe the integration of the two companies will ultimately be successful, and the market has rewarded HP shareholders with a higher stock price.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

 1 Microsoft Corp.
   Software

 2 Pfizer, Inc.
   Pharmaceuticals

 3 American International Group, Inc.
   Insurance

 4 Wal-Mart Stores, Inc.
   Retail

 5 Citigroup, Inc.
   Financial

 6 Hewlett-Packard Co.
   Computers

 7 Intel Corp.
   Electronics

 8 General Electric Co.
   Conglomerates

 9 Johnson & Johnson
   Pharmaceuticals

10 Lowe's Cos., Inc.
   Retail

Footnote reads:
These holdings represent 28.8% of the fund's net assets as of 7/31/03. The fund's holdings will change over time.

We have a disciplined process for trimming the fund's positions as stock prices advance. The market severely discounted Capital One and Tyco over concerns that we believed were overblown. Our estimates of fair value and our opinions of the companies' future prospects were clearly more favorable than the market's, and we believed they signaled considerable upside potential. Our research proved correct and these holdings were beneficial during the period. As the prices of these stocks recovered, we trimmed our positions. Our sell discipline helps to manage portfolio risk by avoiding concentrated positions in stocks that have advanced strongly. It also moderates transaction costs, by providing liquidity.

A year ago, the fund avoided Microsoft, because our analysts believed the company could not meet its aggressive revenue and profit targets. In the interim, the stock price declined to a point that we believed underestimated the company's cashflow generation potential. We established and built a position, and as of the end of the reporting period, Microsoft was among the fund's top 10 holdings. We are convinced that it can prove rewarding over the long term.

Naturally, a large diversified portfolio such as the Research Fund will experience some disappointments during any fiscal period. For instance, we established a position in Household International, a consumer credit company, when the market had beaten the stock price down over concerns that we felt were temporary in nature. We anticipated that the holding would generate attractive returns over time. Unfortunately, before the stock recovered, the company was acquired, which effectively locked us out of the appreciation we had hoped for. This development dampened the fund's returns for the period.

Another detractor was Freddie Mac, a long-term fund holding. This company buys mortgage loans from lending institutions and repackages them into mortgage-backed securities for resale to investors. Recently, the market punished Freddie Mac for its hedging strategies and management issues. Our analysts firmly believe that this trouble will pass and that the stock price will recover in time. Despite its disappointing performance during the period, we continue to hold our position.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Global Equity Research Team.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

Coming out of an economic downturn, the market has a tendency to overreact to bad news, and may punish stocks beyond reason. This is the type of scenario that characterized the portfolio's best performers during the period. Our considerable research capability gave us a distinct advantage in identifying these value opportunities. As the recovery continues, our best returns could well come from stocks of companies whose growth potential has been underestimated by the investing public. We believe that our research will be equally effective at identifying those opportunities.

The equities market and the economy are accelerating, yet the recent backup, or increase, in interest rates suggests to us that the recovery will be modest. Certain sectors remain stymied by overcapacity, sluggish growth and little or no pricing power, and our analysts factor this into their stock selections. In our opinion, the market has modest upside potential and stock prices should be above current levels by year-end. By our estimates, it is presently undervalued. That said, we must reiterate that our investment strategy focuses on the relative merits of individual stocks. We do not bet on sector or cyclical trends, or the direction of the market as a whole. Under predominantly adverse conditions, our research-intensive strategy produced acceptable returns. We are committed to improving those returns as market conditions become more favorable.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended July 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.



TOTAL RETURN FOR PERIODS ENDED 7/31/03

                            Class A           Class B           Class C          Class M      Class R
(inception dates)          (10/2/95)         (6/15/98)         (2/1/99)         (6/15/98)    (1/21/03)
                          NAV      POP      NAV    CDSC      NAV     CDSC      NAV     POP      NAV
------------------------------------------------------------------------------------------------------
1 year                  12.73%    6.23%   11.86%   6.86%    11.89%  10.89%   12.23%   8.35%    12.52%
------------------------------------------------------------------------------------------------------
5 years                 -0.13    -5.85    -3.97   -5.62     -3.80   -3.80    -2.66   -6.08     -1.34
Annual average          -0.03    -1.20    -0.81   -1.15     -0.77   -0.77    -0.54   -1.25     -0.27
------------------------------------------------------------------------------------------------------
Life of fund           103.28    91.56    90.53   90.53     91.57   91.57    95.35   88.57     99.49
Annual average           9.49     8.66     8.58    8.58      8.66    8.66     8.93    8.44      9.22
------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/03

                                                 Lipper
                                                Large-Cap
                                               Core Funds
                             S&P 500            category
                             Index              average*
--------------------------------------------------------------
1 year                       10.64%               8.19%
--------------------------------------------------------------
5 years                      -5.17               -9.58
Annual average               -1.06               -2.18
--------------------------------------------------------------
Life of fund                 92.88               66.23
Annual average                8.75                6.53
--------------------------------------------------------------

*Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and life-of-fund periods ended 7/31/03, there were 1,062, 572, and 278 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 10/2/95 to 7/31/03

                 Fund's class A
                 shares at POP        S&P 500 Index

10/2/95               9,425               10,000
7/31/96              10,864               11,208
7/31/97              16,255               17,052
7/31/98              19,180               20,340
7/31/99              23,701               24,450
7/31/00              28,279               26,644
7/31/01              23,493               22,826
7/31/02              16,993               17,432
7/31/03             $19,156              $19,288

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $19,053 and $19,157, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $19,535 ($18,857 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $19,949. See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 7/31/03

                                       Class A       Class B       Class C       Class M        Class R
--------------------------------------------------------------------------------------------------------
Share value:                        NAV       POP      NAV           NAV      NAV       POP       NAV
--------------------------------------------------------------------------------------------------------
7/31/02                           $10.29    $10.92    $9.95        $10.01   $10.06    $10.42      --
--------------------------------------------------------------------------------------------------------
1/21/03+                             --        --       --            --       --       --      $10.57
--------------------------------------------------------------------------------------------------------
7/31/03                            11.60     12.31    11.13         11.20    11.29     11.70     11.59
--------------------------------------------------------------------------------------------------------

* The fund did not make any distributions during the period.

+ Inception date of class R shares.




TOTAL RETURN FOR PERIODS ENDED 6/30/03 (MOST RECENT CALENDAR QUARTER)

                         Class A           Class B          Class C           Class M          Class R
(inception dates)       (10/2/95)         (6/15/98)        (2/1/99)          (6/15/98)        (1/21/03)
                       NAV     POP      NAV     CDSC      NAV    CDSC      NAV      POP          NAV
--------------------------------------------------------------------------------------------------------
1 year                0.44%  -5.34%    -0.37%  -5.35%    -0.27%  -1.27%   -0.09%   -3.58%       0.18%
--------------------------------------------------------------------------------------------------------
5 years              -2.06   -7.68     -5.74   -7.36     -5.63   -5.63    -4.52    -7.88       -3.26
Annual average       -0.42   -1.59     -1.18   -1.52     -1.15   -1.15    -0.92    -1.63       -0.66
--------------------------------------------------------------------------------------------------------
Life of fund         98.90   87.44     86.59   86.59     87.63   87.63    91.20    84.56       95.19
Annual average        9.29    8.45      8.39    8.39      8.47    8.47     8.73     8.24        9.02
--------------------------------------------------------------------------------------------------------

Past performance does not indicate future results.More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

S&P 500 Index is an unmanaged index of common stock performance.

Russell 3000 Growth Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees
Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund (a series of Putnam Investment Funds), including the fund's portfolio, as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
September 4, 2003



The fund's portfolio
July 31, 2003

Common stocks (99.2%) (a)
Number of shares                                                                                              Value
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
             73,100 Omnicom Group, Inc.                                                                  $5,400,628

Aerospace and Defense (1.5%)
-------------------------------------------------------------------------------------------------------------------
            385,300 Lockheed Martin Corp.                                                                20,166,602
            171,100 Raytheon Co.                                                                          5,252,770
                                                                                                      -------------
                                                                                                         25,419,372

Airlines (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,180,100 Southwest Airlines Co.                                                               19,365,441

Automotive (0.4%)
-------------------------------------------------------------------------------------------------------------------
            114,600 Lear Corp. (NON)                                                                      5,956,908

Banking (7.9%)
-------------------------------------------------------------------------------------------------------------------
            284,000 Bank of America Corp.                                                                23,449,880
            815,500 Bank of New York Co., Inc. (The)                                                     24,562,860
            215,200 Comerica, Inc.                                                                       10,432,896
            548,500 Fifth Third Bancorp                                                                  30,172,985
            131,300 State Street Corp.                                                                    6,026,670
            551,000 U.S. Bancorp                                                                         13,510,520
            303,100 Wells Fargo & Co.                                                                    15,315,643
            170,100 Zions Bancorp.                                                                        9,498,384
                                                                                                      -------------
                                                                                                        132,969,838

Beverage (2.0%)
-------------------------------------------------------------------------------------------------------------------
            804,200 Pepsi Bottling Group, Inc. (The)                                                     17,676,316
            346,100 PepsiCo, Inc.                                                                        15,944,827
                                                                                                      -------------
                                                                                                         33,621,143

Biotechnology (1.3%)
-------------------------------------------------------------------------------------------------------------------
            243,800 Amgen, Inc. (NON)                                                                    16,963,604
            151,000 IDEC Pharmaceuticals Corp. (NON)                                                      5,109,840
                                                                                                      -------------
                                                                                                         22,073,444

Building Materials (0.8%)
-------------------------------------------------------------------------------------------------------------------
            537,000 Masco Corp.                                                                          13,086,690

Cable Television (1.3%)
-------------------------------------------------------------------------------------------------------------------
            738,300 Comcast Corp. Class A (NON)                                                          22,385,256

Chemicals (1.6%)
-------------------------------------------------------------------------------------------------------------------
            183,300 Avery Dennison Corp.                                                                  9,890,868
             69,400 Ciba Specialty Chemicals AG (Switzerland) (NON)                                       4,694,587
            186,100 E.I. du Pont de Nemours & Co.                                                         8,177,234
             90,300 PPG Industries, Inc.                                                                  5,099,241
                                                                                                      -------------
                                                                                                         27,861,930

Commercial and Consumer Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Cintas Corp.                                                                          5,352,100
            169,100 Paychex, Inc.                                                                         5,500,823
                                                                                                      -------------
                                                                                                         10,852,923

Communications Equipment (1.4%)
-------------------------------------------------------------------------------------------------------------------
            279,800 Nokia OYJ ADR (Finland)                                                               4,280,940
            525,000 QUALCOMM, Inc.                                                                       19,666,500
                                                                                                      -------------
                                                                                                         23,947,440

Computers (4.1%)
-------------------------------------------------------------------------------------------------------------------
            472,700 Dell, Inc. (NON)                                                                     15,920,536
          1,938,200 Hewlett-Packard Co.                                                                  41,031,694
            183,000 Lexmark International, Inc. (NON)                                                    11,743,110
                                                                                                      -------------
                                                                                                         68,695,340

Conglomerates (3.5%)
-------------------------------------------------------------------------------------------------------------------
          1,265,900 General Electric Co.                                                                 36,002,196
          1,243,100 Tyco International, Ltd. (Bermuda)                                                   23,121,660
                                                                                                      -------------
                                                                                                         59,123,856

Consumer Finance (1.6%)
-------------------------------------------------------------------------------------------------------------------
             95,300 Capital One Financial Corp.                                                           4,565,823
            994,800 MBNA Corp.                                                                           22,174,092
                                                                                                      -------------
                                                                                                         26,739,915

Consumer Goods (0.3%)
-------------------------------------------------------------------------------------------------------------------
             84,400 Avon Products, Inc.                                                                   5,265,716

Electric Utilities (2.8%)
-------------------------------------------------------------------------------------------------------------------
            587,900 CenterPoint Energy, Inc.                                                              4,744,353
            687,200 Edison International (NON)                                                           11,276,952
            240,000 Entergy Corp.                                                                        12,362,400
            160,800 FirstEnergy Corp.                                                                     5,545,992
            604,200 PG&E Corp. (NON)                                                                     12,960,090
                                                                                                      -------------
                                                                                                         46,889,787

Electronics (2.9%)
-------------------------------------------------------------------------------------------------------------------
            332,400 Celestica, Inc. (Canada) (NON)                                                        5,095,692
            574,700 Flextronics International, Ltd. (Singapore) (NON)                                     6,321,700
          1,480,500 Intel Corp.                                                                          36,938,475
                                                                                                      -------------
                                                                                                         48,355,867

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
            539,400 GlobalSantaFe Corp. (Cayman Islands)                                                 12,001,650

Financial (5.6%)
-------------------------------------------------------------------------------------------------------------------
            953,300 Citigroup, Inc. (SEG)                                                                42,707,840
            402,300 Fannie Mae                                                                           25,763,292
            547,300 Freddie Mac                                                                          26,735,605
                                                                                                      -------------
                                                                                                         95,206,737

Food (1.4%)
-------------------------------------------------------------------------------------------------------------------
            401,000 General Mills, Inc.                                                                  18,393,870
            163,300 Kraft Foods, Inc. Class A                                                             4,541,373
                                                                                                      -------------
                                                                                                         22,935,243

Forest Products and Packaging (0.9%)
-------------------------------------------------------------------------------------------------------------------
            688,500 Smurfit-Stone Container Corp.                                                        10,306,845
             96,400 Weyerhaeuser Co.                                                                      5,426,356
                                                                                                      -------------
                                                                                                         15,733,201

Health Care Services (2.3%)
-------------------------------------------------------------------------------------------------------------------
            208,000 AmerisourceBergen Corp.                                                              13,122,720
            460,200 Cardinal Health, Inc.                                                                25,195,950
                                                                                                      -------------
                                                                                                         38,318,670

Household Furniture and Appliances (0.8%)
-------------------------------------------------------------------------------------------------------------------
            212,700 Whirlpool Corp.                                                                      13,778,706

Insurance (5.0%)
-------------------------------------------------------------------------------------------------------------------
            351,900 ACE, Ltd. (Bermuda)                                                                  11,609,181
            922,600 American International Group, Inc.                                                   59,230,920
            295,700 Travelers Property Casualty Corp. Class A                                             4,790,340
            294,400 Travelers Property Casualty Corp. Class B                                             4,751,616
             59,323 XL Capital, Ltd. Class A (Bermuda)                                                    4,716,179
                                                                                                      -------------
                                                                                                         85,098,236

Investment Banking/Brokerage (0.3%)
-------------------------------------------------------------------------------------------------------------------
            467,400 Charles Schwab Corp. (The)                                                            4,865,634

Leisure (0.5%)
-------------------------------------------------------------------------------------------------------------------
            183,300 Harley-Davidson, Inc.                                                                 8,593,104

Lodging/Tourism (0.9%)
-------------------------------------------------------------------------------------------------------------------
            205,100 Marriott International, Inc. Class A                                                  8,429,610
            241,400 Royal Caribbean Cruises, Ltd.                                                         7,060,950
                                                                                                      -------------
                                                                                                         15,490,560

Machinery (0.7%)
-------------------------------------------------------------------------------------------------------------------
            122,600 Ingersoll-Rand Co. Class A (Bermuda)                                                  6,649,824
            112,800 Parker-Hannifin Corp.                                                                 5,200,080
                                                                                                      -------------
                                                                                                         11,849,904

Manufacturing (0.7%)
-------------------------------------------------------------------------------------------------------------------
            318,000 Dover Corp.                                                                          11,641,980

Media (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,258,100 AOL Time Warner, Inc. (NON)                                                          19,412,483
          1,405,000 Liberty Media Corp. Class A (NON)                                                    15,581,450
            939,100 Walt Disney Co. (The)                                                                20,585,072
                                                                                                      -------------
                                                                                                         55,579,005

Medical Technology (1.3%)
-------------------------------------------------------------------------------------------------------------------
            310,500 Medtronic, Inc.                                                                      15,990,750
             96,900 St. Jude Medical, Inc. (NON)                                                          5,198,685
                                                                                                      -------------
                                                                                                         21,189,435

Metals (0.8%)
-------------------------------------------------------------------------------------------------------------------
            290,900 Alcoa, Inc.                                                                           8,078,293
            890,714 BHP Billiton, Ltd. (Australia)                                                        5,656,390
                                                                                                      -------------
                                                                                                         13,734,683

Oil & Gas (4.8%)
-------------------------------------------------------------------------------------------------------------------
             95,900 Apache Corp.                                                                          5,941,964
          1,190,135 BG Group PLC (United Kingdom)                                                         5,184,292
            273,900 Canadian Natural Resources, Ltd. (Canada)                                            10,349,063
            326,100 ConocoPhillips                                                                       17,068,074
            148,500 EnCana Corp. (Canada)                                                                 5,126,836
            993,250 ENI SpA (Italy)                                                                      14,654,405
            113,000 Royal Dutch Petroleum Co. ADR (Netherlands)                                           4,924,540
            239,700 TotalFinaElf SA ADR (France)                                                         17,641,920
                                                                                                      -------------
                                                                                                         80,891,094

Pharmaceuticals (9.3%)
-------------------------------------------------------------------------------------------------------------------
            302,200 Abbott Laboratories                                                                  11,861,350
             66,600 Allergan, Inc.                                                                        5,359,968
            211,300 Forest Laboratories, Inc. (NON)                                                      10,117,044
            689,000 Johnson & Johnson                                                                    35,683,310
            126,141 Novartis AG (Switzerland)                                                             4,866,069
          2,248,500 Pfizer, Inc.                                                                         75,009,960
            297,800 Wyeth                                                                                13,573,724
                                                                                                      -------------
                                                                                                        156,471,425

Photography/Imaging (0.3%)
-------------------------------------------------------------------------------------------------------------------
            542,100 Xerox Corp. (NON)                                                                     5,854,680

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------------
             65,600 Gannett Co., Inc.                                                                     5,040,048

Railroads (1.8%)
-------------------------------------------------------------------------------------------------------------------
            213,500 Canadian National Railway Co.
                    (Toronto Exchange) (Canada)                                                          11,112,675
            320,200 Union Pacific Corp.                                                                  19,512,988
                                                                                                      -------------
                                                                                                         30,625,663

Real Estate (0.3%)
-------------------------------------------------------------------------------------------------------------------
            164,300 Equity Office Properties Trust (R)                                                    4,557,682

Regional Bells (2.0%)
-------------------------------------------------------------------------------------------------------------------
            791,400 BellSouth Corp.                                                                      20,156,958
            614,100 SBC Communications, Inc.                                                             14,345,376
                                                                                                      -------------
                                                                                                         34,502,334

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
            442,500 Darden Restaurants, Inc.                                                              8,279,175

Retail (8.7%)
-------------------------------------------------------------------------------------------------------------------
            254,500 AutoZone, Inc. (NON)                                                                 21,189,670
            179,000 CVS Corp.                                                                             5,368,210
            209,200 Kohl's Corp. (NON)                                                                   12,416,020
            727,100 Lowe's Cos., Inc.                                                                    34,580,876
            246,000 Target Corp.                                                                          9,426,720
            725,200 TJX Cos., Inc. (The)                                                                 14,105,140
            897,200 Wal-Mart Stores, Inc.                                                                50,162,452
                                                                                                      -------------
                                                                                                        147,249,088

Software (6.5%)
-------------------------------------------------------------------------------------------------------------------
            295,200 BMC Software, Inc. (NON)                                                              4,162,320
            593,300 Computer Associates International, Inc.                                              15,099,485
          2,848,100 Microsoft Corp.                                                                      75,189,840
          1,359,000 Oracle Corp. (NON)                                                                   16,308,000
                                                                                                      -------------
                                                                                                        110,759,645

Technology Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
            126,900 Automatic Data Processing, Inc.                                                       4,705,452
            292,000 Fiserv, Inc. (NON)                                                                   11,399,680
                                                                                                      -------------
                                                                                                         16,105,132

Telecommunications (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,013,300 AT&T Wireless Services, Inc. (NON)                                                    8,643,449
            435,400 CenturyTel, Inc.                                                                     14,929,865
                                                                                                      -------------
                                                                                                         23,573,314

Tobacco (1.7%)
-------------------------------------------------------------------------------------------------------------------
            724,000 Altria Group, Inc.                                                                   28,967,240
                                                                                                      -------------
                    Total Common stocks (cost $1,586,438,769)                                        $1,676,904,762

Purchased options outstanding (--%)* (cost $42,022)                                Expiration date/
Contract amount                                                                      Strike price             Value
-------------------------------------------------------------------------------------------------------------------
             21,247 Forest Laboratories, Inc. (Put)                                  Sep-03/$42.68          $33,360

Short-term investments (1.3%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
        $17,396,287 Short-term investments held in Putnam commingled cash account with yields ranging from 1.00% to
                    1.24% and due dates ranging from August 1, 2003
                    to September 25, 2003 (d)                                                           $17,396,287
          4,485,462 Short-term investments held as collateral for loaned securities with yields ranging from 0.91% to 1.23% and
                    due dates ranging from August 1, 2003 to
                    September 19, 2003 (d)                                                                4,483,840
                                                                                                      -------------
                    Total Short-term investments (cost $21,880,127)                                     $21,880,127
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,608,360,918)                                          $1,698,818,249
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,690,679,974.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary
      Receipts, representing ownership of foreign securities on deposit with a custodian bank.


Forward currency contracts to buy at July 31, 2003
(aggregate face value $799,489)

                            Market       Aggregate    Delivery      Unrealized
                             value      face value        date    depreciation
------------------------------------------------------------------------------
Japanese Yen              $780,338        $799,489     9/17/03        $(19,151)
------------------------------------------------------------------------------

Forward currency contracts to sell at July 31, 2003
(aggregate face value $90,446,633)

                            Market       Aggregate    Delivery      Unrealized
                             value      face value        date    appreciation
------------------------------------------------------------------------------
Australian Dollars      $4,504,708      $4,569,212     9/17/03         $64,504
British Pounds           4,115,746       4,170,432     9/17/03          54,686
Canadian Dollars        26,590,582      26,994,738     9/17/03         404,156
Euro                    39,927,044      41,542,038     9/17/03       1,614,994
Singapore Dollars        4,222,810       4,308,362     9/17/03          85,552
Swiss Francs             8,472,969       8,861,851     9/17/03         388,882
------------------------------------------------------------------------------
                                                                    $2,612,774
------------------------------------------------------------------------------

Futures contracts outstanding at July 31, 2003

                            Market       Aggregate  Expiration      Unrealized
                             value      face value        date    appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)                  $5,441,149      $5,407,137      Sep-03         $34,012
------------------------------------------------------------------------------

Written options outstanding at July 31, 2003
(premium received $12,961)
                                                    Expiration
Contract                                                 date/          Market
amount                                             strike price          value
------------------------------------------------------------------------------
21,247      Forest Laboratories, Inc. (Put)       Sep-03/$40.28        $11,686
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
July 31, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $4,379,684 of securities on
loan (identified cost $1,608,360,918) (Note 1)                               $1,698,818,249
-------------------------------------------------------------------------------------------
Cash                                                                                    360
-------------------------------------------------------------------------------------------
Foreign currency (cost $14) (Note 1)                                                     14
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         2,006,235
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,858,124
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   29,887,939
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             14,850
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                           2,612,774
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                             5,366
-------------------------------------------------------------------------------------------
Total assets                                                                  1,735,203,911

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 32,671,773
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,286,200
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,296,641
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          670,406
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        57,761
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,645
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              747,298
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                 19,151
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                               24,988
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received $12,961) (Note 1)           11,686
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                4,483,840
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              252,548
-------------------------------------------------------------------------------------------
Total liabilities                                                                44,523,937
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,690,679,974
-------------------------------------------------------------------------------------------

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,535,196,330
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (2,492,223)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                         (935,109,234)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                     93,085,101
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,690,679,974

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($922,788,041 divided by 79,565,420 shares)                                          $11.60
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.60)*                              $12.31
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($544,487,149 divided by 48,901,543 shares)**                                        $11.13
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($72,176,748 divided by 6,442,624 shares)**                                          $11.20
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($35,646,045 divided by 3,157,481 shares)                                            $11.29
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.29)*                              $11.70
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($1,387 divided by 120 shares)                                                       $11.59
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($115,580,604 divided by 9,900,736 shares)                                           $11.67
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended July 31, 2003
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $226,607)                                      $26,063,062
-------------------------------------------------------------------------------------------
Interest                                                                            177,376
-------------------------------------------------------------------------------------------
Securities lending                                                                  217,415
-------------------------------------------------------------------------------------------
Total investment income                                                          26,457,853

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,937,046
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,648,018
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    55,657
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     24,842
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,110,824
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             5,433,131
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               743,241
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               269,152
-------------------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                                     3
-------------------------------------------------------------------------------------------
Other                                                                             1,807,781
-------------------------------------------------------------------------------------------
Total expenses                                                                   23,029,695
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (334,058)
-------------------------------------------------------------------------------------------
Net expenses                                                                     22,695,637
-------------------------------------------------------------------------------------------
Net investment income                                                             3,762,216
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                              (245,916,301)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (2,827,866)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (8,512,868)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                             2,766,277
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts
and written options during the year                                             433,915,199
-------------------------------------------------------------------------------------------
Net gain on investments                                                         179,424,441
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $183,186,657
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                Year ended July 31
                                                                             2003                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $3,762,216               $65,106
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (257,257,035)         (414,979,142)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                          436,681,476          (268,063,407)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            183,186,657          (682,977,443)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                                     --               (37,813)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --               (27,294)
-------------------------------------------------------------------------------------------------------
 From return of capital
   Class A                                                                     --              (302,100)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (218,067)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (158,417,541)          (53,504,651)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                24,769,116          (737,067,368)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,665,910,858         2,402,978,226
-------------------------------------------------------------------------------------------------------
End of year (including accumulated net investment loss of
$2,492,223 and distributions in excess of net investment income
$102,729, respectively)                                            $1,690,679,974        $1,665,910,858
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------

Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.29       $14.23       $18.69       $16.60       $13.49
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income (a)                .06          .04          .05          .01          .02
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.25        (3.98)       (2.98)        3.10         3.15
------------------------------------------------------------------------------------------------
Total from
investment operations                   1.31        (3.94)       (2.93)        3.11         3.17
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                         --           -- (d)       --           --           --
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)       (1.02)        (.06)
------------------------------------------------------------------------------------------------
From return of capital                    --           -- (d)       -- (d)       --           --
------------------------------------------------------------------------------------------------
Total distributions                       --           -- (d)    (1.53)       (1.02)        (.06)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.60       $10.29       $14.23       $18.69       $16.60
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.73       (27.67)      (16.93)       19.32        23.57
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $922,788     $841,789   $1,152,135     $913,312     $475,954
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.15         1.04         1.05         1.07         1.08
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .52          .33          .31          .02          .10
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                131.93       149.58       162.94       159.24       126.14
------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------

Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.95       $13.86       $18.38       $16.46       $13.49
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.05)        (.07)        (.13)        (.11)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.20        (3.86)       (2.92)        3.07         3.14
------------------------------------------------------------------------------------------------
Total from
investment operations                   1.18        (3.91)       (2.99)        2.94         3.03
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)       (1.02)        (.06)
------------------------------------------------------------------------------------------------
From return of capital                    --           --           -- (d)       --           --
------------------------------------------------------------------------------------------------
Total distributions                       --           --        (1.53)       (1.02)        (.06)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.13        $9.95       $13.86       $18.38       $16.46
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 11.86       (28.21)      (17.58)       18.41        22.53
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $544,487     $597,784     $960,638     $906,430     $494,452
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.90         1.79         1.80         1.82         1.83
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.23)        (.41)        (.44)        (.73)        (.66)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                131.93       149.58       162.94       159.24       126.14
------------------------------------------------------------------------------------------------

  (a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Amount represents less than $0.01 per share.

      The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------
                                                                                  For the period
                                                                                   Feb. 1, 1999+
Per-share                                            Year ended July 31             to July 31
operating performance                2003         2002         2001         2000       1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $10.01       $13.95       $18.49       $16.55     $15.81
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)              (.03)        (.05)        (.07)        (.13)      (.05)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           1.22        (3.89)       (2.94)        3.09        .79
------------------------------------------------------------------------------------------------
Total from
investment operations                1.19        (3.94)       (3.01)        2.96        .74
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --           --        (1.53)       (1.02)        --
------------------------------------------------------------------------------------------------
From return of capital                 --           --           -- (d)       --         --
------------------------------------------------------------------------------------------------
Total distributions                    --           --        (1.53)       (1.02)        --
------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $11.20       $10.01       $13.95       $18.49     $16.55
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              11.89       (28.24)      (17.58)       18.43       4.68*
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $72,177      $84,065     $136,897     $106,087    $31,963
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            1.90         1.79         1.80         1.82        .91*
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)            (.24)        (.41)        (.44)        (.73)      (.35)*
------------------------------------------------------------------------------------------------
Portfolio turnover (%)             131.93       149.58       162.94       159.24     126.14
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------

Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.06       $13.98       $18.48       $16.51       $13.49
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           -- (d)     (.02)        (.03)        (.08)        (.06)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.23        (3.90)       (2.94)        3.07         3.14
------------------------------------------------------------------------------------------------
Total from
investment operations                   1.23        (3.92)       (2.97)        2.99         3.08
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)       (1.02)        (.06)
------------------------------------------------------------------------------------------------
From return of capital                    --           --           -- (d)       --           --
------------------------------------------------------------------------------------------------
Total distributions                       --           --        (1.53)       (1.02)        (.06)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.29       $10.06       $13.98       $18.48       $16.51
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.23       (28.04)      (17.36)       18.67        22.90
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $35,646      $38,493      $62,268      $62,834      $42,359
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.65         1.54         1.55         1.57         1.58
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .02         (.16)        (.19)        (.47)        (.40)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                131.93       149.58       162.94       159.24       126.14
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------
                                  For the period
                                 January 21, 2003+
Per-share                            to July 31
operating performance                   2003
-------------------------------------------------
Net asset value,
beginning of period                   $10.57
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment income (a)                .01
-------------------------------------------------
Net realized and unrealized
gain on investments                     1.01
-------------------------------------------------
Total from
investment operations                   1.02
-------------------------------------------------
Net asset value,
end of period                         $11.59
-------------------------------------------------
Total return at
net asset value (%)(b)                  9.65*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                            $1
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .74*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)                .14*
-------------------------------------------------
Portfolio turnover (%)                131.93
-------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                                                         For the period
                                                                         April 4, 2000+
Per-share                                       Year ended July 31          to July 31
operating performance                   2003         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.33       $14.28       $18.71       $18.94
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .08          .07          .09          .01
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.26        (3.98)       (2.99)        (.24)
----------------------------------------------------------------------------------------
Total from
investment operations                   1.34        (3.91)       (2.90)        (.23)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net investment income                --         (.01)          --           --
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)          --
----------------------------------------------------------------------------------------
From return of capital                    --         (.03)          -- (d)       --
----------------------------------------------------------------------------------------
Total distributions                       --         (.04)       (1.53)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.67       $10.33       $14.28       $18.71
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.97       (27.47)      (16.74)       (1.21)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $115,581     $103,779      $91,040      $39,402
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .90          .79          .80          .27*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .77          .57          .56          .08*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                131.93       149.58       162.94       159.24
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
July 31, 2003

Note 1
Significant accounting policies

Putnam Research Fund (the "fund") is a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and Class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2003, the value of securities loaned amounted to $4,379,684. The fund received cash collateral of $4,483,840 which is pooled with collateral of other Putnam funds into 30 issuers of high-grade short-term investments.

H) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of $739,829,523 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $450,679,075    July 31, 2010
   289,150,448    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2003 approximately $162,386,670 of losses recognized during the period November 1, 2002 to July 31, 2003.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, realized and unrealized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2003, the fund reclassified $6,151,710 to decrease undistributed net investment income and $2,394,218 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $8,545,928.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                         $102,885,983
Unrealized depreciation                          (45,271,833)
                                           ------------------
Net unrealized appreciation                       57,614,150
Capital loss carryforward                       (739,829,523)
Post October loss                               (162,386,670)
Cost for federal income
  tax purposes                                $1,641,204,099

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The base management fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor's 500 ("S&P 500") composite Stock Price Index. Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1.00% increment by which the fund outperforms or underperforms the S&P 500 in excess of 3.00%, subject to a maximum increase or decrease of 0.07% of average net assets. For the quarter beginning July 1, 2003, the management fee will be decreased by 0.02% at each tier level.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2003, the fund's expenses were reduced by $334,058 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,235 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $169,054 and $8,179 from the sale of class A and class M shares, respectively, and received $1,212,286 and $6,410 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter received $4,580 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,096,603,262 and $2,252,359,433 respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract             Premiums
                                               Amounts             Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                                  21,247             $12,961
Options expired                                     --                  --
Options closed                                      --                  --
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                     21,247              $12,961
---------------------------------------------------------------------------

Note 4
Capital shares

At July 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,601,165        $257,129,892
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            24,601,165         257,129,892

Shares repurchased                         (26,861,435)       (277,287,891)
---------------------------------------------------------------------------
Net decrease                                (2,260,270)       $(20,157,999)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 33,267,727        $420,981,488
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                24,220             325,008
---------------------------------------------------------------------------
                                            33,291,947         421,306,496

Shares repurchased                         (32,445,690)       (394,572,022)
---------------------------------------------------------------------------
Net increase                                   846,257         $26,734,474
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,755,639         $68,083,469
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             6,755,639          68,083,469

Shares repurchased                         (17,922,982)       (177,632,127)
---------------------------------------------------------------------------
Net decrease                               (11,167,343)      $(109,548,658)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,228,548        $174,945,534
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            14,228,548         174,945,534

Shares repurchased                         (23,458,420)       (274,058,686)
---------------------------------------------------------------------------
Net decrease                                (9,229,872)       $(99,113,152)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,325,543         $13,218,453
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,325,543          13,218,453

Shares repurchased                          (3,279,795)        (32,796,318)
---------------------------------------------------------------------------
Net decrease                                (1,954,252)       $(19,577,865)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,470,156         $30,552,700
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,470,156          30,552,700

Shares repurchased                          (3,889,741)        (46,275,844)
---------------------------------------------------------------------------
Net decrease                                (1,419,585)       $(15,723,144)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    562,945          $5,729,127
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               562,945           5,729,127

Shares repurchased                          (1,230,278)        (12,445,739)
---------------------------------------------------------------------------
Net decrease                                  (667,333)        $(6,716,612)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,094,829         $13,557,127
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,094,829          13,557,127

Shares repurchased                          (1,722,706)        (20,546,761)
---------------------------------------------------------------------------
Net decrease                                  (627,877)        $(6,989,634)
---------------------------------------------------------------------------

                                      For the period from January 21, 2003
                                           (commencement of operations) to
                                                             July 31, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        120              $1,257
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                   120               1,257

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                       120              $1,257
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,628,690         $37,272,525
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,628,690          37,272,525

Shares repurchased                          (3,775,623)        (39,690,189)
---------------------------------------------------------------------------
Net decrease                                  (146,933)        $(2,417,664)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,353,613         $74,443,105
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                18,229             245,361
---------------------------------------------------------------------------
                                             6,371,842          74,688,466

Shares repurchased                          (2,698,888)        (33,101,661)
---------------------------------------------------------------------------
Net increase                                 3,672,954         $41,586,805
---------------------------------------------------------------------------

At July 31, 2003, Putnam Investments, LLC owned 95 class R shares of the fund (79.2% of class R shares outstanding), valued at $1,101.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot
Properties, Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981 President and Chief Executive Officer of Putnam Investments and Putnam Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


  The address of each Trustee is One Post Office Square, Boston, MA
  02109.

  As of  July 31, 2003, there were 104 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer
and Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments,
Putnam Management and Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and  Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN067-203372  2AQ/2JK/2JL/2JM  9/03

Not FDIC Insured, May Lose Value, No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Research Fund
Supplement to Annual Report dated 7/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE

----------------------------------------------------------------------------
Total return for periods ended 7/31/03

                                                           NAV

1 year                                                    12.97%
5 years                                                    0.70
Annual average                                             0.14
Life of fund (since class A inception, 10/2/95)          104.96
Annual average                                             9.60

Share value:                                               NAV

7/31/02                                                  $10.33
7/31/03                                                  $11.67

----------------------------------------------------------------------------
Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: September 26, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: September 26, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: September 26, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: September 26, 2003



Putnam
Growth
Opportunities
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-03

[GRAPHIC OMITTED: GREEN TOP]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report that Putnam Growth Opportunities Fund recorded a modest gain at net asset value and public offering price for the fiscal year ended July 31, 2003. While the fund also underperformed its benchmark index and fell below its Lipper category average for the full period, it experienced a substantial rebound in the second half of the year, giving us cause for renewed optimism about fiscal 2004.

The relative underperformance was caused by stock selection, in part because many strong-performing stocks both in the index and in many of the competing funds did not meet the management team's stringent high-quality growth criteria. Of more long-term significance, in our view, however, is the decision by the management team to position the portfolio not only with existing market conditions in mind but also to take advantage of an economic recovery. In the following pages, the managers discuss their strategy in detail and offer their view of prospects for the fund in the months ahead.

While no one can make assurances in such matters, market conditions suggest that better days may lie ahead for equity investors. What we told you at the midpoint of this fiscal year bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

September 17, 2003


Report from Fund Management

Fund highlights

* Putnam Growth Opportunities Fund's class A shares posted returns of 7.80% at net asset value and 1.64% at public offering price for the 12-month period ended July 31, 2003.

* The fund's performance was below that of its benchmark, the Russell Top 200 Growth Index, which returned 8.91% for the period. This was due in part to the fact that many strong-performing stocks in the index didn't meet our selection criteria.

* For the same reason, the fund's performance was below the average return for the Lipper Large-Cap Growth Funds category, which was 10.31%.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The fund delivered a positive return at net asset value during a volatile time for the financial markets, which included a struggling U.S. economy, the war with Iraq, and a significant stock market rebound in the second half of the period. The fund's performance lagged that of its benchmark and the average of funds in its peer group primarily because many of the stocks that performed well in the later months of the period were those of companies that did not meet our quality criteria and therefore were not in your fund's portfolio. We believe the index and other funds in the category may have had greater exposure to lower-quality stocks, which rebounded most during the period. It is important to note that the results for the annual period do not highlight the strong performance gains made for the 2003 year-to-date period. From the start of the calendar year through July 31, 2003, your fund's class A shares delivered a total return of 13.20% at net asset value.

FUND PROFILE

Putnam Growth Opportunities Fund seeks capital appreciation by investing in large U.S. companies. The fund targets established companies that management believes are leaders in their industries and have the potential to grow rapidly. The concentrated portfolio may be appropriate for investors who are willing to assume above-average risk in pursuit of above-average growth.


Market overview

Much of the 12-month period ended July 31, 2003, was characterized by volatility in the financial markets, fueled by declining consumer spending and sluggish prospects for business profits. Investors were discouraged by almost three years of market losses and either sold stocks or avoided getting back into the market. Despite an 8-week rally in late 2002, the market generally declined through the early months of 2003 as the prospect of war with Iraq loomed, worried consumers spent less, and the earnings outlook worsened for many businesses.

In the last five months of the period, however, a brighter picture began to emerge. In the second quarter of 2003, the Dow Jones Industrial Average delivered its strongest quarterly gain since the fourth quarter of 2001. The market upswing began in April 2003, when the end of full-scale military conflict in Iraq eased investor concerns about the economic impact of a long war. In addition, a series of earnings announcements from businesses exceeded expectations and boosted investor confidence. In May, the market continued its upward climb, breaking through its January peak. Investor optimism continued to build with federal tax cuts, positive economic data, and another interest-rate cut by the Federal Reserve Board in June. In July, the Dow marked its fifth consecutive monthly gain -- a winning streak that hadn't occurred since early 1999.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell Top 200 Growth Index (large-company growth stocks)              8.91%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                  6.30%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  10.75%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              23.11%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     10.64%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.42%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. government bonds)                    4.45%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global bonds)                   11.95%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/03.
-------------------------------------------------------------------------------

Strategy overview

While market conditions changed considerably from the start of the period to its close, we maintained our focus on identifying stocks that we believe can reward investors over time. In building your fund's portfolio, we use a "bottom-up" process, selecting companies based on their individual merits, with less focus on broad economic or industry trends. We look at each company's earnings -- both the overall level of earnings and earnings consistency. We also look for strong sales and low debt levels. And we seek companies that are dominant and competitive in their industries, as well as those that have differentiated themselves from competitors with distinctive products and services.

During the period, health-care, technology, and consumer cyclical stocks made up the greatest portion of the portfolio. Strategic stock selection in the financial sector helped performance during the period, as did the fund's underweight position in the conglomerates sector. However, weak-performing stocks in the health-care and consumer sectors had a negative effect on performance for the period. At the close of the period, we were positioning the fund to take advantage of the improving economic environment, with an increasing focus on technology, biotechnology, retail, and financial stocks.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                               as of     as of
                              1/31/03   7/31/03

Pharmaceuticals                22.3%     20.1%

Retail                         12.0%     12.1%

Software                        8.4%     10.4%

Electronics                     5.5%      7.2%

Computers                       6.4%      6.6%

Footnote reads:
This chart shows how the fund's top industry weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The biggest contributor to fund performance during the fiscal year was the stock of Intel Corporation, a manufacturer of semiconductors. The company has maintained a dominant position in the industry and benefited from strengthening demand for personal computers toward the end of the period. Also making a positive contribution to your fund's results was biotechnology company Amgen, Inc. Your fund held a larger position than its benchmark in this stock, which performed strongly. Similarly, the fund had more exposure than the index to financial services company Capital One Financial Corp., home improvement retailer Lowe's Companies, Inc., and medical technology company Medtronic, Inc., all of which performed well during the period. The stock of Hewlett-Packard Company, which was not part of the fund's benchmark index, also performed well and helped returns. In the health-care sector, your fund benefited from its avoidance of Tenet Healthcare Corp., a hospital chain that has been plagued by investigations and lawsuits.

Among the fund holdings that hurt performance during the period was Altria Group, Inc., formerly Philip Morris Companies, the world's largest tobacco firm and second-largest food company. Also under pressure from lawsuits, Altria has been hurt by a number of settlements on behalf of cigarette smokers. Despite its declines during the period, we believe Altria is a fundamentally strong company that can thrive despite its legal problems.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

 1 Pfizer, Inc.
   Pharmaceuticals

 2 Intel Corp.
   Electronics

 3 Microsoft Corp.
   Software

 4 General Electric Co.
   Conglomerates

 5 Amgen, Inc.
   Biotechnology

 6 Johnson & Johnson
   Pharmaceuticals

 7 Wal-Mart Stores, Inc.
   Retail

 8 Dell, Inc.
   Computers

 9 Oracle Corp.
   Software

10 Cisco Systems, Inc.
   Communications equipment

Footnote reads:
These holdings represent 51.0% of the fund's net assets as of 7/31/03 The fund's holdings will change over time.

Also hurting performance during the period was Forest Laboratories, Inc., a pharmaceutical company, which lowered its future growth expectations and faced potential generic competition for one of its key antidepressant products. In the health-care sector, weak performance from fund holding Cardinal Health, Inc., a company that provides medical services and products, detracted from returns. In the technology sector of your fund's portfolio, the stock of Oracle Corporation did not perform well, especially as lower-quality, more speculative technology companies rallied toward the end of the period. Oracle remained in the portfolio at the close of the period; we believe the stock has appreciation potential over the longer term. Another weak-performing holding for the fiscal year was department store retailer Kohl's Corporation. During the period, the company felt the effects of high unemployment and weak consumer confidence, which prompted many consumers to put off all but essential purchases.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Large-Cap Growth Team. The members of the team are Brian O'Toole (Portfolio Leader), Tony Elavia (Portfolio Member), Walt Pearson (Portfolio Member), and David Santos (Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we enter a new fiscal year, we are optimistic about the outlook for the economy and the long-term growth prospects for stocks in the fund's portfolio. We are beginning to see signs of stability -- and perhaps recovery -- in the U.S. economy, prompted by low interest rates, changing tax laws, and early signs of improvement in corporate earnings.

In addition to the improving economy, many companies have worked down excess inventories and have made tremendous cost-control efforts over the past two years. We believe the next step will be expansion, which we feel should favor large-company growth stocks. We anticipate that investors will begin moving out of more conservative investments in order to capture growth opportunities. We have positioned the portfolio to take advantage of this potential scenario, and we are focused on key growth sectors such as technology, health care, and financial services.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its assets in fewer stocks, which can affect your fund's performance.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended July 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.



-----------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/03
-----------------------------------------------------------------------------------------------------------
                         Class A             Class B             Class C            Class M         Class R
(inception dates)       (10/2/95)            (8/1/97)            (2/1/99)           (8/1/97)       (1/21/03)
                      NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP       NAV
-----------------------------------------------------------------------------------------------------------
1 year               7.80%     1.64%     6.95%     1.95%     6.95%     5.95%     7.24%     3.45%     7.61%
-----------------------------------------------------------------------------------------------------------
5 years            -30.84    -34.83    -33.33    -34.67    -33.20    -33.20    -32.58    -34.93    -31.67
Annual average      -7.11     -8.21     -7.79     -8.16     -7.75     -7.75     -7.58     -8.24     -7.33
-----------------------------------------------------------------------------------------------------------
Life of fund        55.67     46.70     46.18     46.18     47.10     47.10     48.92     43.75     52.67
Annual average       5.82      5.02      4.97      4.97      5.05      5.05      5.22      4.75      5.55
-----------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.


-----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/03
-----------------------------------------------------------------------
                             Russell                  Lipper
                             Top 200                  Large-Cap
                              Growth                Growth Funds
                              Index               category average*
-----------------------------------------------------------------------
1 year                        8.91%                    10.31%
-----------------------------------------------------------------------
5 years                     -24.86                    -15.77
Annual average               -5.56                     -3.65
-----------------------------------------------------------------------
Life of fund                 65.69                     50.17
Annual average                6.66                      5.06
-----------------------------------------------------------------------

* Index and Lipper results should be compared to fund performance at net asset value. Over the 1-year, 5-year, and life-of-fund periods ended 7/31/03, there were 651, 331, and 160 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 10/2/95 to 7/31/03

                    Fund's class A            Russell Top 200
Date/year            shares at POP             Growth Index

10/2/95                  9,425                     10,000
7/31/96                 11,316                     11,382
7/31/97                 16,673                     17,847
7/31/98                 21,212                     22,051
7/31/99                 26,893                     27,486
7/31/00                 36,931                     33,163
7/31/01                 20,263                     21,327
7/31/02                 13,609                     15,213
7/31/03                $14,670                    $16,569

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $14,618 and $14,710, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $14,892 ($14,375 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $15,267. See first page of performance section for performance calculation method.



----------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 7/31/03
----------------------------------------------------------------------------------------
                     Class A          Class B    Class C          Class M        Class R
Share value:      NAV       POP         NAV         NAV        NAV       POP        NAV
----------------------------------------------------------------------------------------
7/31/02        $10.90    $11.56      $10.51      $10.65     $10.63    $11.02        --
----------------------------------------------------------------------------------------
1/21/03+           --        --          --          --         --        --      $10.58
----------------------------------------------------------------------------------------
7/31/03         11.75     12.47       11.24       11.39      11.40     11.81       11.74
----------------------------------------------------------------------------------------

* The fund did not make any distributions during the period.

+ Inception date of class R shares.




----------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------
                       Class A             Class B             Class C            Class M         Class R
(inception dates)     (10/2/95)            (8/1/97)            (2/1/99)           (8/1/97)       (1/21/03)
                    NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP       NAV
----------------------------------------------------------------------------------------------------------
1 year            -0.78%    -6.50%    -1.52%    -6.44%    -1.50%    -2.49%    -1.24%    -4.69%    -1.03%
----------------------------------------------------------------------------------------------------------
5 years          -31.73    -35.66    -34.21    -35.52    -34.08    -34.08    -33.47    -35.81    -32.55
Annual average    -7.35     -8.44     -8.03     -8.40     -8.00     -8.00     -7.83     -8.48     -7.57
----------------------------------------------------------------------------------------------------------
Life of fund      52.49     43.70     43.32     43.32     44.13     44.13     45.92     40.85     49.55
Annual average     5.60      4.79      4.76      4.76      4.83      4.83      5.00      4.52      5.34
----------------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Russell Top 200 Growth Index is an unmanaged index of the largest companies in the Russell 1000 Index chosen for their growth orientation.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index

S&P 500 Index is an unmanaged index of common stock performance.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees
Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam Growth Opportunities Fund a series of Putnam Investment Funds, including the fund's portfolio, as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Growth Opportunities Fund as of July 31, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Boston, Massachusetts
September 9, 2003





The fund's portfolio
July 31, 2003

Common stocks (100.0%) (a)
Number of shares                                                                                              Value
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
             85,100 Omnicom Group, Inc.                                                                  $6,287,188

Aerospace and Defense (0.3%)
-------------------------------------------------------------------------------------------------------------------
             89,000 United Technologies Corp.                                                             6,695,470

Banking (0.7%)
-------------------------------------------------------------------------------------------------------------------
            289,900 State Street Corp.                                                                   13,306,410

Beverage (3.7%)
-------------------------------------------------------------------------------------------------------------------
            300,400 Anheuser-Busch Cos., Inc.                                                            15,566,728
          1,214,200 PepsiCo, Inc.                                                                        55,938,194
                                                                                                      -------------
                                                                                                         71,504,922

Biotechnology (5.8%)
-------------------------------------------------------------------------------------------------------------------
          1,246,600 Amgen, Inc. (NON)                                                                    86,738,428
             71,700 Genentech, Inc. (NON)                                                                 5,789,775
            265,000 Genzyme Corp. (NON)                                                                  13,366,600
            156,800 MedImmune, Inc. (NON)                                                                 6,144,992
                                                                                                      -------------
                                                                                                        112,039,795

Broadcasting (0.5%)
-------------------------------------------------------------------------------------------------------------------
            221,400 Viacom, Inc. Class B                                                                  9,635,328

Cable Television (0.6%)
-------------------------------------------------------------------------------------------------------------------
            386,500 Comcast Corp. Class A (Special) (NON)                                                11,324,450

Chemicals (1.3%)
-------------------------------------------------------------------------------------------------------------------
            178,200 3M Co.                                                                               24,983,640

Commercial and Consumer Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            329,700 Paychex, Inc.                                                                        10,725,141

Communications Equipment (4.2%)
-------------------------------------------------------------------------------------------------------------------
          3,453,800 Cisco Systems, Inc. (NON)                                                            67,418,176
            368,400 QUALCOMM, Inc.                                                                       13,800,264
                                                                                                      -------------
                                                                                                         81,218,440

Computers (6.6%)
-------------------------------------------------------------------------------------------------------------------
          2,141,400 Dell, Inc. (NON)                                                                     72,122,352
            856,400 Hewlett-Packard Co.                                                                  18,129,988
            175,300 IBM Corp.                                                                            14,243,125
            382,400 Lexmark International, Inc. (NON)                                                    24,538,608
                                                                                                      -------------
                                                                                                        129,034,073

Conglomerates (6.3%)
-------------------------------------------------------------------------------------------------------------------
          4,281,200 General Electric Co.                                                                121,757,328

Consumer Finance (3.4%)
-------------------------------------------------------------------------------------------------------------------
            464,400 Capital One Financial Corp.                                                          22,249,404
          1,977,400 MBNA Corp.                                                                           44,076,246
                                                                                                      -------------
                                                                                                         66,325,650

Consumer Goods (3.4%)
-------------------------------------------------------------------------------------------------------------------
             81,200 Avon Products, Inc.                                                                   5,066,068
            365,800 Colgate-Palmolive Co.                                                                19,972,680
            455,300 Procter & Gamble Co.                                                                 40,007,211
                                                                                                      -------------
                                                                                                         65,045,959

Electronics (7.2%)
-------------------------------------------------------------------------------------------------------------------
          5,163,800 Intel Corp.                                                                         128,836,810
            247,000 QLogic Corp. (NON)                                                                   10,411,050
                                                                                                      -------------
                                                                                                        139,247,860

Financial (3.6%)
-------------------------------------------------------------------------------------------------------------------
            518,200 Citigroup, Inc.                                                                      23,215,360
            558,800 Fannie Mae                                                                           35,785,552
            223,400 Freddie Mac                                                                          10,913,090
                                                                                                      -------------
                                                                                                         69,914,002

Health Care Services (2.4%)
-------------------------------------------------------------------------------------------------------------------
            431,000 Cardinal Health, Inc.                                                                23,597,250
            306,600 UnitedHealth Group, Inc.                                                             15,970,794
             74,300 Wellpoint Health Networks, Inc. (NON)                                                 6,215,195
                                                                                                      -------------
                                                                                                         45,783,239

Insurance (1.7%)
-------------------------------------------------------------------------------------------------------------------
            505,600 American International Group, Inc.                                                   32,459,520

Medical Technology (3.7%)
-------------------------------------------------------------------------------------------------------------------
            316,500 Boston Scientific Corp. (NON)                                                        20,012,295
            803,000 Medtronic, Inc.                                                                      41,354,500
            203,200 St. Jude Medical, Inc. (NON)                                                         10,901,680
                                                                                                      -------------
                                                                                                         72,268,475

Pharmaceuticals (20.1%)
-------------------------------------------------------------------------------------------------------------------
            911,800 Abbott Laboratories                                                                  35,788,150
            281,200 Allergan, Inc.                                                                       22,630,976
            517,400 Forest Laboratories, Inc. (NON)                                                      24,773,112
          1,595,900 Johnson & Johnson                                                                    82,651,661
            211,500 Lilly (Eli) & Co.                                                                    13,925,160
            322,200 Merck & Co., Inc.                                                                    17,811,216
          4,801,300 Pfizer, Inc.                                                                        160,171,368
            720,300 Wyeth                                                                                32,831,274
                                                                                                      -------------
                                                                                                        390,582,917

Retail (12.1%)
-------------------------------------------------------------------------------------------------------------------
            499,300 Bed Bath & Beyond, Inc. (NON)                                                        19,317,917
            413,000 Best Buy Co., Inc. (NON)                                                             18,027,450
          1,545,800 Home Depot, Inc. (The)                                                               48,228,960
            147,300 Kohl's Corp. (NON)                                                                    8,742,255
          1,063,700 Lowe's Cos., Inc.                                                                    50,589,572
            775,100 TJX Cos., Inc. (The)                                                                 15,075,695
          1,339,000 Wal-Mart Stores, Inc.                                                                74,863,490
                                                                                                      -------------
                                                                                                        234,845,339

Software (10.4%)
-------------------------------------------------------------------------------------------------------------------
            264,900 Computer Associates International, Inc.                                               6,741,705
          4,773,400 Microsoft Corp.                                                                     126,017,760
          5,722,500 Oracle Corp. (NON)                                                                   68,670,000
                                                                                                      -------------
                                                                                                        201,429,465

Technology Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            261,300 Fiserv, Inc. (NON)                                                                   10,201,152

Tobacco (0.7%)
-------------------------------------------------------------------------------------------------------------------
            345,900 Altria Group, Inc.                                                                   13,839,459
                                                                                                      -------------
                    Total Common stocks (cost $1,856,115,779)                                        $1,940,455,222

Short-term investments (0.8%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
        $10,298,125 Short-term investments held as collateral for
                    loaned securities with yields ranging from 0.91%
                    to 1.23% and due dates ranging from August 1, 2003
                    to September 19, 2003 (d)                                                           $10,294,400
          5,728,024 Short-term investments held in Putnam commingled cash account with yields ranging from 1.00%
                    to 1.24% and due dates ranging from August 1, 2003
                    to September 25, 2003 (d)                                                             5,728,024
                                                                                                      -------------
                    Total Short-term investments (cost $16,022,424)                                     $16,022,424
                                                                                                      -------------
                    Total Investments (cost $1,872,138,203)                                          $1,956,477,646
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,940,050,076.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.


      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $10,013,397
of securities on loan (identified cost $1,872,138,203) (Note 1)              $1,956,477,646
-------------------------------------------------------------------------------------------
Cash                                                                                    702
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,098,042
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,490,955
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    9,387,303
-------------------------------------------------------------------------------------------
Total assets                                                                  1,968,454,648

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  8,506,652
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,489,341
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,891,382
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          846,987
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       136,448
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,823
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              958,970
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               10,294,400
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              278,569
-------------------------------------------------------------------------------------------
Total liabilities                                                                28,404,572
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,940,050,076

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $4,926,347,610
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (3,070,636,977)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       84,339,443
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,940,050,076

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($958,643,675 divided by 81,581,507 shares)                                          $11.75
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.75)*                              $12.47
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($771,150,576 divided by 68,604,271 shares)**                                        $11.24
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($82,976,620 divided by 7,287,798 shares)**                                          $11.39
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($30,905,134 divided by 2,711,770 shares)                                            $11.40
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.40)*                              $11.81
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($1,110 divided by 95 shares)                                                        $11.74
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($96,372,961 divided by 8,097,798 shares)                                            $11.90
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 2003

Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                       $21,981,396
-------------------------------------------------------------------------------------------
Interest                                                                            396,609
-------------------------------------------------------------------------------------------
Securities lending                                                                   13,568
-------------------------------------------------------------------------------------------
Total investment income                                                          22,391,573

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 11,633,076
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    4,818,349
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    63,015
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     26,356
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,461,344
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             7,838,728
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               858,422
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               244,898
-------------------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                                     3
-------------------------------------------------------------------------------------------
Other                                                                             3,209,199
-------------------------------------------------------------------------------------------
Total expenses                                                                   31,153,390
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (355,318)
-------------------------------------------------------------------------------------------
Net expenses                                                                     30,798,072
-------------------------------------------------------------------------------------------
Net investment loss                                                              (8,406,499)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (369,589,803)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,769,788)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                360,063
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and written options during the year                                   501,798,931
-------------------------------------------------------------------------------------------
Net gain on investments                                                         130,799,403
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $122,392,904
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                 Year ended July 31
Decrease in net assets                                                       2003                  2002
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                   $(8,406,499)         $(22,743,777)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (370,999,528)       (1,199,060,028)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             501,798,931           (95,610,633)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       122,392,904        (1,317,414,438)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (445,518,943)         (802,450,454)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (323,126,039)       (2,119,864,892)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   2,263,176,115         4,383,041,007
-------------------------------------------------------------------------------------------------------
End of year                                                        $1,940,050,076        $2,263,176,115
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------

Per-share                                                    Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.90       $16.23       $29.58       $21.54       $16.99
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.01)        (.05)        (.11)        (.16)        (.09)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .86        (5.28)      (13.24)        8.20         4.64
------------------------------------------------------------------------------------------------
Total from
investment operations                    .85        (5.33)      (13.35)        8.04         4.55
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.75       $10.90       $16.23       $29.58       $21.54
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.80       (32.84)      (45.13)       37.33        26.78
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $958,644   $1,135,783   $2,110,835   $3,177,205   $1,348,515
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.25         1.12          .99          .97         1.01
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.10)        (.34)        (.49)        (.59)        (.48)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.18        56.67        87.48        45.65        82.18
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------

Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.51       $15.76       $28.94       $21.23       $16.86
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.09)        (.15)        (.27)        (.37)        (.24)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .82        (5.10)      (12.91)        8.08         4.61
------------------------------------------------------------------------------------------------
Total from
investment operations                    .73        (5.25)      (13.18)        7.71         4.37
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.24       $10.51       $15.76       $28.94       $21.23
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.95       (33.31)      (45.54)       36.32        25.92
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $771,151     $890,130   $1,822,567   $3,418,795   $1,539,409
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.00         1.87         1.74         1.72         1.76
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.85)       (1.09)       (1.25)       (1.34)       (1.23)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.18        56.67        87.48        45.65        82.18
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------
                                                                                         For the
                                                                                          period
                                                                                    Feb. 1, 1999+
Per-share                                           Year ended July 31                to July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.65       $15.96       $29.32       $21.50       $21.24
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.09)        (.15)        (.27)        (.38)        (.12)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .83        (5.16)      (13.09)        8.20          .38
------------------------------------------------------------------------------------------------
Total from
investment operations                    .74        (5.31)      (13.36)        7.82          .26
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.39       $10.65       $15.96       $29.32       $21.50
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.95       (33.27)      (45.57)       36.37         1.22*
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $82,977      $98,836     $212,621     $320,460      $70,286
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.00         1.87         1.74         1.72          .88*
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.85)       (1.09)       (1.24)       (1.35)        (.63)*
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.18        56.67        87.48        45.65        82.18
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------

Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.63       $15.90       $29.15       $21.34       $16.91
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.06)        (.11)        (.22)        (.30)        (.19)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .83        (5.16)      (13.03)        8.11         4.62
------------------------------------------------------------------------------------------------
Total from
investment operations                    .77        (5.27)      (13.25)        7.81         4.43
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.40       $10.63       $15.90       $29.15       $21.34
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.24       (33.14)      (45.46)       36.60        26.20
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $30,905      $37,290      $80,815     $164,703      $90,285
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.75         1.62         1.49         1.47         1.51
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.60)        (.84)       (1.00)       (1.08)        (.98)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.18        56.67        87.48        45.65        82.18
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------

                              For the period
                            January 21, 2003+
Per-share                         to July 31
operating performance                   2003
------------------------------------------------------
Net asset value,
beginning of period                   $10.58
------------------------------------------------------
Investment operations:
------------------------------------------------------
Net investment loss (a)                 (.02)
------------------------------------------------------
Net realized and unrealized
gain on investments                     1.18
------------------------------------------------------
Total from
investment operations                   1.16
------------------------------------------------------
Net asset value,
end of period                         $11.74
------------------------------------------------------
Total return at
net asset value (%)(b)                 10.96*
------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------
Net assets, end of period
(in thousands)                            $1
------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .79*
------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.18)*
------------------------------------------------------
Portfolio turnover (%)                 61.18
------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------
                                                                                         For the
                                                                                          period
                                                                                    July 1, 1999+
Per-share                                          Year ended July 31                 to July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.01       $16.35       $29.73       $21.55       $22.27
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .02         (.01)        (.04)        (.10)          --(d)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .87        (5.33)      (13.34)        8.28         (.72)
------------------------------------------------------------------------------------------------
Total from
investment operations                    .89        (5.34)      (13.38)        8.18         (.72)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.90       $11.01       $16.35       $29.73       $21.55
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.08       (32.66)      (45.01)       37.96        (3.23)*
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $96,373     $101,137     $156,203      $75,332      $20,808
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.00          .87          .74          .72          .06*
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .14         (.09)        (.20)        (.34)        (.02)*
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.18        56.67        87.48        45.65        82.18
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
July 31, 2003

Note 1
Significant accounting policies

Putnam Growth Opportunities Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of large companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam LLC, believes will offer above-average growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and Class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2003, the value of securities loaned amounted to $10,013,397. The fund received cash collateral of $10,294,400 which is pooled with collateral of other Putnam funds into 30 issuers of high-grade short-term investments.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended July 31, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of $2,908,194,431 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------------------------
      $506,487    July 31, 2006
    28,171,888    July 31, 2007
    62,483,255    July 31, 2008
    32,873,774    July 31, 2009
 2,010,452,849    July 31, 2010
   773,706,178    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2004 $132,571,196 of losses recognized during the period November 1, 2002 to
July 31, 2003.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, realized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2003, the fund reclassified $8,406,499 to decrease accumulated net investment loss and $8,406,499 to decrease paid-in-capital.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                   $165,373,662
Unrealized depreciation                   (110,905,570)
                                     -----------------
Net unrealized appreciation                 54,468,092
Capital loss carryforward               (2,908,194,431)
Post October loss                         (132,571,196)
Cost for federal income
tax purposes                            $1,902,009,554

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, July 31, 2003, the fund's expenses were reduced by $355,318 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,684 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $189,990 and $6,954 from the sale of class A and class M shares, respectively, and received $1,940,083 and $6,400 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received $18,797 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,193,375,525 and $1,623,746,207, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                                Amount            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                               66,870            $146,445
---------------------------------------------------------------------------
Options opened                                 164,069             220,181
Options exercised                                   --                  --
Options expired                                (66,870)           (146,445)
Options closed                                (164,069)           (220,181)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                         --                 $--
---------------------------------------------------------------------------

Note 4
Capital shares

At July 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,056,316        $248,870,526
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            23,056,316         248,870,526

Shares repurchased                         (45,640,081)       (489,696,647)
---------------------------------------------------------------------------
Net decrease                               (22,583,765)      $(240,826,121)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,065,816        $398,888,613
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            29,065,816         398,888,613

Shares repurchased                         (54,991,650)       (733,113,715)
---------------------------------------------------------------------------
Net decrease                               (25,925,834)      $(334,225,102)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,570,816         $79,038,075
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             7,570,816          79,038,075

Shares repurchased                         (23,663,854)       (243,266,424)
---------------------------------------------------------------------------
Net decrease                               (16,093,038)      $(164,228,349)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,795,191        $132,132,346
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             9,795,191         132,132,346

Shares repurchased                         (40,760,091)       (524,004,243)
---------------------------------------------------------------------------
Net decrease                               (30,964,900)      $(391,871,897)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,198,660         $12,654,947
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,198,660          12,654,947

Shares repurchased                          (3,195,420)        (33,427,853)
---------------------------------------------------------------------------
Net decrease                                (1,996,760)       $(20,772,906)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,377,252         $18,905,617
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,377,252          18,905,617

Shares repurchased                          (5,414,649)        (71,167,115)
---------------------------------------------------------------------------
Net decrease                                (4,037,397)       $(52,261,498)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    694,911          $7,317,705
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               694,911           7,317,705

Shares repurchased                          (1,491,659)        (15,495,651)
---------------------------------------------------------------------------
Net decrease                                  (796,748)        $(8,177,946)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    677,127          $9,130,596
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               677,127           9,130,596

Shares repurchased                          (2,251,113)        (29,395,516)
---------------------------------------------------------------------------
Net decrease                                (1,573,986)       $(20,264,920)
---------------------------------------------------------------------------

                                           For the period January 21, 2003
                                           (commencement of operations) to
                                                             July 31, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                         95              $1,000
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                    95               1,000

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                        95              $1,000
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,825,644         $31,321,182
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,825,644          31,321,182

Shares repurchased                          (3,909,930)        (42,835,803)
---------------------------------------------------------------------------
Net decrease                                (1,084,286)       $(11,514,621)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,025,903         $54,818,684
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,025,903          54,818,684

Shares repurchased                          (4,398,037)        (58,645,721)
---------------------------------------------------------------------------
Net decrease                                  (372,134)        $(3,827,037)
---------------------------------------------------------------------------

At July 31, 2003, Putnam Investments, LLC owned 95 of class R shares of the fund (100% of class R shares outstanding), valued at $1,110.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties,
Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981 President and Chief Executive Officer of Putnam Investments and Putnam Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of  July 31, 2003, there were 104 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN061-203368  2AP/2HJ/2HK/2HL  9/03

Not FDIC Insured, May Lose Value, No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Growth Opportunities Fund
Supplement to Annual Report dated 7/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.


RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 7/31/03

                                                                         NAV

1 year                                                                  8.08%
5 years                                                               -29.96
Annual average                                                         -6.87
Life of fund (since class A inception, 10/2/95)                        57.66
Annual average                                                          5.99

Share value:                                                             NAV

7/31/02                                                               $11.01
7/31/03                                                               $11.90

----------------------------------------------------------------------------

Distributions:  The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: September 26, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: September 26, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: September 26, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: September 26, 2003